UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Kimberly-Clark Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

Online Go to envisionreports.com/KMB or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 a.m., Central Time, on April 29, 2020.

Annual Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Kimberly-Clark Annual Stockholder Meeting to be Held on April 29, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/KMB

Easy Online Access — View your proxy materials and vote.

Step 1: Go to www.envisionreports.com/KMB
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 17, 2020 to facilitate timely delivery.

036GYC

Annual Stockholder Meeting Notice

Kimberly-Clark's Annual Stockholder Meeting will be held on Wednesday, April 29, 2020 at the Kimberly-Clark World Headquarters, 351 Phelps Drive, Irving, Texas 75038, at 9:00 a.m., Central Time.

Proposals to be voted on at the meeting are listed below along with the recommendations of the Board of Directors.

Proposals - The Board of Directors recommends a vote FOR the listed nominees (terms to expire at 2021 Annual Stockholder Meeting), FOR Proposals 2 and 3, and AGAINST Proposal 4.

1.	Election of Directors:

	01 - Abelardo E. Bru	02 - Robert W. Decherd
	03 - Michael D. Hsu	04 - Mae C. Jemison, M.D.
	05 - S. Todd Maclin	06 - Sherilyn S. McCoy
	07 - Christa S. Quarles	08 - Ian C. Read
	09 - Dunia A. Shive	10 - Mark T. Smucker
11 - Michael D. White

2.	Ratification of Auditor
3.	Advisory Vote to Approve Named Executive Officer Compensation
4.	Stockholder Proposal Regarding Right to Act by Written Consent

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Kimberly-Clark Annual Stockholder Meeting

From DFW Airport:	From Love Field Airport:

Exit DFW Airport following the signs to Highway 114 East (North Airport Exit). Coming out of the airport, take Highway 114 East. Take the O’Connor exit. Turn right onto N. O’Connor Road and proceed to O’Connor Ridge Blvd. Turn right on O’Connor Ridge Blvd. and turn right onto Fuller Drive. Turn left onto Phelps Drive. Kimberly-Clark’s World Headquarters is located on the right.

Exit Love Field on Cedar Springs. Turn right on Mockingbird at the stoplight. Travel 2.2 miles on Mockingbird (go under I-35E bridge) and turn right on Highway 183 West. Highway 183 divides into 183 West and 114 West. Take the 114 West/ Grapevine exit. Travel on 114 West and take N. O’Connor Road exit. Turn left onto N. O’Connor Road and proceed to O’Connor Ridge Blvd. Turn right on O’Connor Ridge Blvd. and turn right onto Fuller Drive. Turn left onto Phelps Drive. Kimberly-Clark’s World Headquarters is located on the right.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

—Internet – Go to www.envisionreports.com/KMB. Click Cast Your Vote or Request Materials.
—Phone – Call us free of charge at 1-866-641-4276.
—Email – Send an email to investorvote@computershare.com with “Proxy Materials Kimberly-Clark” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 17, 2020.